

Earnings Conference Call

Executing Our Strategy

2nd Quarter 2013

August 1, 2013

IDACORP

Leadership Presenting Today



LaMont Keen
IDACORP President
& Chief Executive Officer



Darrel Anderson
Idaho Power Company
President
& Chief Financial Officer



Steve Keen
Idaho Power Company
Senior Vice President, Finance
& Treasurer

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) Idaho Power's rate design and the effect of regulatory decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) changes in customer growth rates, loss of significant customers, and related changes in loads; (c) the impacts of changes in economic conditions, including on customer demand; (d) unseasonable or severe weather conditions, wildfires, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (e) advancement of new technologies that reduce loads or render Idaho Power's generation facilities obsolete; (f) adoption of or changes in, and costs of compliance with, laws, regulations, and policies relating to the environment; (g) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (h) the ability to purchase fuel and power from suppliers on reasonable terms; (i) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining an electric system, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (j) the ability to obtain debt and equity financing when necessary and on favorable or reasonable terms; (k) reductions in credit ratings and potential reduction in liquidity; (l) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (m) changes in or implementation of mandatory reliability, security, and other requirements for system infrastructure; (n) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (o) the magnitude of future benefit plan funding obligations; (p) the ability and willingness of the companies' boards of directors to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (q) changes in tax laws and the availability of tax credits; (r) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (s) failure to comply with state and federal laws, policies, and regulations, and the ability to obtain and comply with governmental permits, licenses, and right-of-way for major projects; (t) the failure of information systems or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies' from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (u) adoption of or changes in accounting policies, principles, or estimates; and (v) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs, or the failure to successfully implement technology solutions. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A – "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Strong Earnings Performance

IDACORP

Net Income and Earnings Per Share
(in thousands except for per diluted share amounts)

	Three Months Ended June 30		Six Months Ended June 30	
	2013	2012	2013	2012
Net Income	$ 45,513	$ 35,301	$ 79,046	$ 60,230
Weighted average outstanding shares – diluted	50,108	49,984	50,086	49,944
Earnings per diluted share	$ 0.91	$ 0.71	$ 1.58	$ 1.21

2Q2012 to 2Q2013

Net Income Attributable to IDACORP, Inc.
(Millions)

Net Income Attributable to IDACORP, Inc. – June 30, 2012		$ 35.3
Rate changes, net of changes in power supply costs and power cost adjustment (PCA) mechanisms	$ 16.0	
Increase in sales volumes attributable to usage per customer, net of associated power supply costs and PCA mechanism impacts	6.5	
Increases in sales volumes attributable to customer growth, net of associated power supply costs and PCA mechanism impacts	2.8	
Revenue sharing recorded in second quarter 2013	(2.8)	
Other changes in operating revenues and expenses, net	1.0	
Increase in Idaho Power operating income	23.5	
Decrease in allowance for funds used during construction (AFUDC)	(6.8)	
Change in other non-operating income and expense	(0.7)	
Additional amortization of ADITC in 2012	0.8	
Increase in income tax expense	(6.5)	
Total increase in Idaho Power net income		10.3
Other net changes (net of tax)		(0.1)
Net Income Attributable to IDACORP, Inc. – June 30, 2013		$ 45.5

Improved Operating Income


Millions
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$32.0
$56.5
$79.4
2011
2012
2013
Three Months Ended June 30


Millions
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$79.9
$96.3
$138.8
2011
2012
2013
Six Months Ended June 30

Key Financial & Operating Metrics and 2013 Earnings Guidance

	2013 Estimates	
	Current[1]	Previous[2]
Idaho Power Operations & Maintenance Expense (millions) [3]	$ 335 – $ 345	$ 340 – $ 350
Idaho Power Additional Amortization of ADITC (millions)	No Change	$0
Idaho Power Capital Expenditures excluding AFUDC (millions) [4]	$ 230 – $ 240	$ 245 – $ 255
Idaho Power Hydroelectric Generation (million MWh) [5]	5.5 – 6.0	5.0 – 7.0
2013 IDACORP Earnings Guidance [6]	$ 3.40 – $ 3.55 Per Diluted Share	

(1) As of August 1, 2013.

(2) As of May 2, 2013, the date of filing of IDACORP's and Idaho Power's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

(3) The reduction in projected expenses stem from efforts supporting Idaho Power's business optimization initiative.

(4) Reduction is due to the delay of initiation of Jim Bridger plant selective catalytic reduction equipment, delaying some costs from 2013 to 2014.

(5) Based on reservoir storage levels and forecasted weather conditions as of August 1, 2013.

(6) The 2013 guidance incorporates all of the key financial and operating assumptions listed above.

Operating Cash Flows

(Millions)

IDACORP	Six Months Ended June 30 2013		2012	
Net Cash Provided by Operating Activities	$	114.2	$	83.0

Liquidity

As of June 30, 2013

(Millions)

	IDACORP[1]		Idaho Power	
Revolving Credit Facility – Expires October 2017	$	125.0	$	300.0
Commercial Paper Outstanding		(61.9)		–
Identified for Other Use[2]		–		(24.2)
Total	$	63.1	$	275.8

[1] Holding company only.

[2] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

Elements of Growth

Capital Expenditures



$350
$300
$250
$200
$150
$100
$50
$0
Millions
$273
$230-$240
$275-$290
$300-$315
2008 - 2012
Average Including
Langley Gulch
2013
2014
2015
Actual
Forecast (Estimate)

Idaho Economic Brief

General Business Customer Growth
– Twelve Months Ended June 30


7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
3,551
2,565
2,286
5,240
6,044
2009
2010
2011
2012
2013

Elements of Growth

2013 Integrated Resource Plan



2013
Integrated Resource Plan
IDAHO POWER

- Anticipates a scenario under which existing resources, along with addition of 500-kilovolt (kV) Boardman to Hemingway transmission line and demand-response programs, will handle the expected growth in customer demand from 2013 to 2032

Jim Bridger Power Plant



- Investments in emission-control equipment
  - approximately $130 million of selective catalytic reduction – for the Jim Bridger Plant (units 3 & 4) in Wyoming
- Filed for a Certificate of Public Convenience and Necessity, specific regulatory and rate treatment related to the equipment

Idaho Economic Brief

CNNMoney June 2013

- Idaho is ranked as one of the top 10 states (#7) for most entrepreneurial



CNBC July 2013

- Idaho in Top 10 States for Business

Category	2013 Rank	2012 Rank
Cost of Doing Business	7	7
Business Friendliness	5	12
Cost of Living	3	9
Overall	10	13

Questions?

Contact Information

Investors & Analysts

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

Media

Stephanie McCurdy
Corporate Communications
(208) 388-6973
SMcCurdy@idahopower.com